EXHIBIT 10.25





PROTECTION ONE





                               September 30, 1998










Western Resources
818 South Kansas Avenue
P.O. Box 889
Topeka, Kansas 66601

Ladies and Gentlemen:

     In connection with the offering of the 13-5/8% Senior Subordinated Discount Notes due 2005 (the "Notes"), held by Western Resources (the "Selling Noteholder"), subject to the terms and conditions set forth below, Protection One Alarm Monitoring, Inc (the "Company") and Protection One, Inc. (the "Parent") hereby agree with you as follows:

     1. Payment of Expenses

     The Selling Noteholder shall pay all fees and expenses incurred by it and the reasonable out of pocket fees and expenses incurred by the Company or the Parent in connection with the offering of the Notes, including but not limited to all underwriters compensation, commissions and discounts, the registration, filing and qualification fees, any printing fees and legal and accounting fees.

     2. Underwriting Agreement

     In the event that the Selling Noteholder wishes to sell its Notes through an underwriter, the Company and the Parent agree to enter into an underwriting agreement in customary form, containing customary representations, warranties, covenants, closing conditions, indemnification, contribution and other provisions as are ordinarily contained in underwriting agreements for such transactions. In addition, the Company


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and the Parent agree to cooperate with the Selling Noteholder and the underwriter selected by the Selling Noteholder in connection with the preparation of any prospectus supplement that is deemed necessary or desirable in connection with such underwritten sale, to make personnel from the Company or the Parent reasonably available to any such underwriter in connection with the preparation of any such prospectus supplement and to deliver, or cause to be delivered, to the Selling Noteholder or any such underwriter such opinions of counsel, comfort letters, officers certificates and other documents as may be reasonably requested by the Selling Noteholder or any such underwriter in connection with any such underwritten sale of the Notes.

     3. Indemnification

     (a) The Company and the Parent agree to indemnify and hold harmless the Selling Noteholder within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, from and against any loss, expense, liability or claim which arises out of or is based upon any alleged untrue statement of a material fact in the registration statement at the time it becomes effective, or the prospectus, or any related preliminary prospectus, or arises out or is based upon any alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading. The foregoing shall not cover any such loss, expense, liability or claim, however, which arises out of or is based upon any alleged untrue statement of an untrue fact contained in, and in conformity with information furnished in writing by the Selling Noteholder to the Company or the Parent expressly for use with reference to the Selling Noteholder in, any such documents or arises out of or is based upon any alleged omission to state a material fact in connection with such information required to be stated in any such documents or necessary to make such information not misleading.

     If any action is brought against the Selling Noteholder in respect of which indemnity may be sought against the Company or the Parent pursuant to the foregoing paragraph, the Selling Noteholder shall promptly notify the Company and the Parent in writing or by telephone, confirmed in writing, of the institution of such action, and the Company and the Parent shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that the failure so to notify the Company and the Parent will not relieve them from any liability that they may have to the Selling Noteholder under this agreement unless, and only to the extent that, such failure results in the forfeiture of substantive rights or defenses by the Company or the Parent. The Selling Noteholder shall have the right to employ its own counsel in any such case, but the fees and expenses of any such counsel shall be at the expense of the Selling Noteholder unless the employment of such counsel shall have been authorized in writing by the Company or the Parent in connection with the defense of such action or neither the Company nor the Parent shall have employed counsel to have charge of the defense of such action or the Selling Noteholder shall have reasonably concluded that there may be defenses available to it which are different from or additional to those available to the Company or the Parent (in which case neither the Company nor the Parent shall have the right to direct the defense of such action on behalf of the Selling Noteholder), in any of which events such fees and expenses of one counsel for the Selling Noteholder selected by the Selling Noteholder shall be borne by the Company and the Parent. Anything in this paragraph to the contrary notwithstanding, the Company and the Parent shall not be liable for any settlement of any such claim or action effected without their written consent.

     The Company and the Parent agree promptly to notify the Selling Noteholder of the commencement of any litigation or proceedings against the Company or the Parent or any of their officers, directors or controlling persons in connection with the issue and sale of the Notes or with the registration statement or prospectus.


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                                      -3-


     (b) The Selling Noteholder agrees to indemnify and hold harmless the Company, the Parent and their directors, officers and controlling persons from and against any loss, expense, liability or claim which arises out of or is based upon any alleged untrue statement of a material fact contained in, and in conformity with information furnished in writing by the Selling Noteholder to the Company or the Parent expressly for use with reference to the Selling Noteholder in, the registration statement, any prospectus contained in the registration statement at the time it becomes effective or the prospectus, or any related preliminary prospectus, or arises out of or is based upon any alleged omission to state a material fact in connection with such information required to be stated in such documents or necessary to make such information not misleading.

     If any action is brought against the Company, the Parent or any such person in respect of which indemnity may be sought against the Selling Noteholder pursuant to the foregoing paragraph, the Company, the Parent or such person shall promptly notify the Selling Noteholder in writing or by telephone, confirmed in writing, of the institution of such action, and the Selling Noteholder shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that the failure so to notify the Selling Noteholder will not relieve it from any liability that it may have to the Company or the Parent under this agreement unless, and only to the extent that, such failure results in the forfeiture of substantive rights or defenses by the Selling Noteholder. The Company, the Parent or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, the Parent or such person unless the employment of such counsel shall have been authorized in writing by the Selling Noteholder in connection with the defense of such action or the Selling Noteholder shall not have employed counsel to have charge of the defense of such action or the Company or the Parent, shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Selling Noteholder (in which case the Selling Noteholder shall not have the right to direct the defense of such action on behalf of the Company or the Parent), in any of which events such fees and expenses of one counsel for the Company or the Parent selected by the Company or the Parent shall be borne by the Selling Noteholder. Anything in this paragraph to the contrary notwithstanding, the Selling Noteholder shall not be liable for any settlement of any such claim or action effected without its written consent.

     The Selling Noteholder agrees promptly to notify the Company and the Parent of the commencement of any litigation or proceedings against the Selling Noteholder in connection with the issue and sale of the Notes or with the registration statement or prospectus.

     4. Contribution

     If the indemnification provided for in paragraph 3 of this agreement is unavailable in respect of any losses, expenses, liabilities or claims referred to therein, then the parties entitled to indemnification under the terms thereof shall be entitled to contribution to liabilities and expenses except to the extent that that contribution is not permitted under section 11(f) of the Securities Act of 1933, as amended. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any misstatement or omission, and any other equitable considerations appropriate under the circumstances. The parties entitled to indemnification agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation.






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                                      -4-


     5. Counterparts

     This agreement may be executed in any number of counterparts which, taken together, shall constitute one and the same instrument.

     The provisions of paragraphs 3 and 4 of this agreement shall remain in full force and effect regardless of any investigation made by or on behalf the Selling Noteholder, the Company, the Parent or any of their respective directors, officers or controlling persons and shall survive the termination of this agreement and the issuance and delivery of the Notes.









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                                      -5-


                                Very truly yours,

                                PROTECTION ONE ALARM MONITORING,INC.





                                By:  /s/ John W. Hesse
                                     --------------------------------------
                                     Name:  John W. Hesse
                                     Title:  EVP & CFO




                                PROTECTION ONE, INC.




                                By: /s/ John W. Hesse
                                    ---------------------------------------
                                    Name:  John W. Hesse
                                    Title:  EVP & CFO







Accepted and agreed to as of the date first above written:


WESTERN RESOURCES, INC.





        By:  /s/ Richard D. Terrill
             -------------------------------------
             Name: Richard D. Terrill
             Title:  Vice President, Law and
                     Corporate Secretary